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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              MAY 19, 1999
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                               CNB HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


Georgia                      0-23991                      58-2362335
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(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)                 Identification No.)
incorporation)


7855 NORTH POINT PARKWAY, SUITE 200, ALPHARETTA, GEORGIA              30022-4849
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(Address of principal executive offices)                              Zip Code)




Registrant's telephone number, including area code            (770) 650-8262
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 19, 1999, CNB Holdings, Inc. (the "Company") dismissed its independent auditors, BDO Seidman, LLP ("BDO"), and on the same date engaged the firm of Mauldin & Jenkins, LLC ("Mauldin & Jenkins") as its independent auditors for the fiscal year ending December 31, 1999. Each of these actions was approved by the Board of Directors of the Company.

         The report of BDO on the financial statements of the Company for the fiscal year ended December 31, 1998 did not contain any adverse opinion or a disclaimer of opinion nor was it qualified or modified as to audit scope or accounting principles. The financial statements of the Company for the period from inception (November 5, 1997) ("Inception") to December 31, 1997 were audited by Bricker & Melton, P.A. ("Bricker & Melton"). Bricker & Melton's practice has been combined with BDO. Bricker & Melton's report, dated February 27, 1998, expressed an unqualified opinion on the financial statements of the Company for the period from Inception to December 31, 1997 and an explanatory paragraph relating to the Company's ability to continue as a going concern. In connection with the audit of the fiscal year ended December 31, 1998 and the period from Inception through December 31, 1997, and for the unaudited interim period through May 19, 1999, there were no disagreements with BDO or Bricker & Melton on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement if not resolved to the satisfaction of BDO or Bricker & Melton, would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal years ended December 31, 1998 and the period from Inception through December 31, 1997, and for the unaudited interim period through May 19, 1999, neither the Company nor any of its representatives sought the advice of Mauldin & Jenkins regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

         In connection with the audit of the fiscal years ended December 31, 1998 and the period from Inception through December 31, 1997, and for the unaudited interim period through May 19, 1999, neither BDO nor Bricker & Melton advised the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) that there existed a need to expand significantly the scope of its audit, or that information had come to BDO's or Bricker & Melton's attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause BDO or Bricker & Melton to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to BDO's dismissal BDO did not so expand the scope of its audit or conduct such further investigation; or (iv) that information had come to BDO's or Bricker & Melton's attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), and due to

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BDO's dismissal, the issue has not been resolved to BDO's satisfaction prior to its dismissal.

         The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of BDO's letter to the Securities and Exchange Commission will be filed under cover of Form 8-K/A as soon as practicable, but not later than June 10, 1999 (10 business days after the filing of this report).

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (c)      Exhibits:

             Exhibit 16.1   Letter Regarding Change in Certifying Accountant.*


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* To be filed by amendment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CNB HOLDINGS, INC.

                                     By: /s/ H.N. Padget, Jr.
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                                          H.N. Padget, Jr.
                                          President and Chief Executive Officer


Date:    May 25, 1999

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